Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25AS

FORTY-NINTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Forty-ninth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, the effective date of this Amendment is May 22, 2014 (the Effective Date").  Further, upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.   Customer agrees to purchase an additional ****** (**) Vantage User IDs.  Accordingly, pursuant to the terms of the Eighth Amendment to the Agreement dated January 5, 2010 (CSG document number 2301676), the Twenty-fifth Amendment dated March 12, 2012 (CSG document number 2311963), the Thirty-second Amendment dated August 8, 2012 (CSG document number 2313710), and the Thirty-ninth Amendment dated June 7, 2013 (CSG document number 2502779), the number of Vantage User IDs will be increased from *** ******* *********** (***) to ***** ******* ******** (***) and Customer shall be invoiced accordingly.

2.   CSG and Customer further agree to add the ***** (**) former Bresnan Vantage User IDs into the Vantage User ID count for Customer.  As a result, upon the Effective Date, the total number of Vantage User IDs, including the former Bresnan Vantage User IDs, will be ***** ******* ********** (***).

THIS AMENDMENT is executed on the day and year last signed below to be effective as of the Effective Date.

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Michael Ciszek	By: /s/ Joseph T. Ruble
Title: VP, Billings	Title: EVP, CAO & General Counsel
Name: Michael Ciszek	Name: Joseph T. Ruble
Date: 6/12/14	Date: 13 June 2014